                                                                    Exhibit 10.9

                       OTHER SENIOR MANAGEMENT AGREEMENT
                       ---------------------------------

          THIS AGREEMENT is made as of June 2, 1997, between Select Medical Corporation, a Delaware corporation (the "Company"), and Frank Fritsch (the "Executive").

          The Company and Executive desire to enter into an agreement (A) pursuant to which Executive will purchase, and the Company will sell, (i) 61,150 shares of Common Stock, 41,150 shares of which shall constitute the "Executive Stock" and 20,000 shares of which shall constitute the "Investor Common Stock" and (ii) 95 shares of Class A Preferred and (B) to set forth Executive's terms of employment with the Company. Certain definitions are set forth in Section 11 of this Agreement.

          Golder, Thoma, Cressey, Rauner Fund V, L.P. ("GTCR") and Welsh, Carson, Anderson & Stowe VII, L.P. and certain of its partners ("WCAS") purchased shares of Common Stock and Class A Preferred and may purchase additional shares of Class A Preferred, pursuant to a purchase agreement among the Company and the Purchasers, dated as of February 5, 1997 (as amended and supplemented from time to time, the "Purchase Agreement"). GTCR and WCAS are collectively referred to herein as the "Purchasers" and individually as a "Purchaser." Certain provisions of this Agreement are intended for the benefit of, and will be enforceable by, the Purchasers.

          The parties hereto agree as follows:

                         PROVISIONS RELATING TO STOCK

          1.      Purchase and Sale of Stock.
                  --------------------------

          (a)(i) Upon execution of this Agreement, Executive will purchase, and the Company will sell, 41,150 shares of Executive Stock at a price of $0.25 per share. The Company will deliver to the Executive the certificate representing such Executive Stock, and the Executive will deliver to the Company a cashier's or certified check or wire transfer of funds in the aggregate amount of $10,287.50.

          (a)(ii) Upon execution of this Agreement, Executive will purchase, and the Company will sell, 20,000 shares of Investor Common Stock at a price of $0.25 per share. The Company will deliver to the Executive the certificate representing such Investor Common Stock, and the Executive will deliver to the Company a cashier's or certified check or wire transfer of funds in the aggregate amount of $5,000.00.

          (a)(iii) Upon execution of this Agreement, Executive will purchase, and the Company will sell, 5.28 shares of Class A Preferred at a price of $1,000.00 per share. The Company will deliver to the Executive the certificate representing such Class A Preferred, and the Executive will deliver to the Company a cashier's or certified check or wire transfer of funds in the aggregate amount of $5,280.00.

               (b) Upon the purchase from time to time by the Purchasers (a "Purchaser Closing") of shares of Class A Preferred pursuant to Section 1B(c) of the Purchase Agreement, Executive will purchase, and the Company will sell, up to an aggregate of 89.72 shares of Class A Preferred at a price of $1,000.00 per share (as adjusted from time to time as a result of stock dividends, stock splits, recapitalization and similar events). The number of shares of Class A Preferred to be sold by the Company and purchased by the Executive at any Purchaser Closing shall equal 89.72 shares of Class A Preferred (as adjusted from time to time as a result of stock dividends, stock splits, recapitalization and similar events), multiplied by a fraction (A) the numerator of which will be
                     -------------
the aggregate number of shares of Class A Preferred to be concurrently purchased by the Purchasers and (B) the denominator of which will be 44,862 shares of Class A Preferred (as adjusted from time to time as a result of stock dividends, stock splits, recapitalization and similar events). The Company will deliver to Executive the certificates representing such shares of Investor Stock purchased by the Executive, and Executive will deliver to the Company a cashier's or certified check or a wire transfer of funds in the aggregate amount of the price per share of such Investor Stock multiplied by the number of shares so purchased
                                 ----------
by the Executive.

               (c) Within 30 days after Executive purchases any Stock from the Company, Executive will make an effective election with the Internal Revenue Service under Section 83(b) of the Internal Revenue Code and the regulations promulgated thereunder in the form of Exhibit A attached hereto.
                                      ---------
               (d) Executive's commitment to purchase shares of Investor Stock pursuant to this Agreement shall terminate upon a Qualified Public Offering.

               (e) In connection with the purchase and sale of any class of Stock hereunder, Executive represents and warrants to the Company that:

                    (i) The Stock to be acquired by Executive pursuant to this Agreement will be acquired for Executive's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable state securities laws, and the Stock will not be disposed of in contravention of the Securities Act or any applicable state securities laws.

                    (ii) Executive is an "accredited investor" as such term is defined in Rule 501(a)(5) of Regulation D under the Securities Act.

                    (iii) Executive is an executive officer of the Company, is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Stock.

                    (iv) Executive is able to bear the economic risk of his investment in the Stock for an indefinite period of time because the Stock has not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

               (v) Executive has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Stock and has had full access to such other information concerning the Company as he has requested.

               (vi) This Agreement constitutes the legal, valid and binding obligation of Executive, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by Executive does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which Executive is a party or any judgment, order or decree to which Executive is subject.

               (vii) Executive is a resident of the State of Pennsylvania.

          (f) As an inducement to the Company to issue the Stock to Executive, as a condition thereto, Executive acknowledges and agrees that:

               (i) neither the issuance of the Stock to Executive nor any provision contained herein shall entitle Executive to remain in the employment of the Company and its Subsidiaries or affect the right of the Company to terminate Executive's employment at any time for any reason; and

               (ii) the Company shall have no duty or obligation to disclose to Executive, and Executive shall have no right to be advised of, any material information regarding the Company and its Subsidiaries at any time prior to, upon or in connection with the repurchase of Stock upon the termination of Executive's employment with the Company and its Subsidiaries.


          2.   Vesting of Executive Stock.
               --------------------------

          (a) Except as otherwise provided in Section 2(b) below, the Executive Stock will become vested in accordance with the following schedule, if as of each such date Executive is still employed by the Company or any of its
Subsidiaries:

                                                Cumulative Percentage of
              Anniversary Date                  Executive Stock Vested
              ----------------                  ----------------------

               June 2, 1998                               20%

               June 2, 1999                               40%

               June 2, 2000                               60%

               June 2, 2001                               80%

               June 2, 2002                              100%

               (b) If Executive ceases to be employed by the Company and its Subsidiaries on any date other than any anniversary date prior to June 2, 2002, the cumulative percentage of Executive Stock to become vested will be determined on a pro rata basis according to the number of days elapsed since the prior anniversary date. Upon the occurrence of a Sale of the Company (while Executive is employed by the Company), all shares of Executive Stock which have not yet become vested shall become vested at the time of such event. Shares of Executive Stock which have become vested are referred to herein as "Vested Shares," and all other shares of Executive Stock are referred to herein as "Unvested Shares."

               3.      Repurchase Option.
                       -----------------

               (a)(i) In the event Executive ceases to be employed by the Company and its Subsidiaries for any reason (the "Termination"), the Executive Stock and the Investor Stock (in each case, whether held by Executive or one or more of Executive's transferees, other than the Company or the Purchasers) will be subject to repurchase, in each case by the Company and the Purchasers pursuant to the terms and conditions set forth in this Section 3; provided,
                                                                  --------
however, that if Executive has purchased or, at Executive's option, purchases
-------
all of the shares of Investor Stock that Executive has committed to purchase under Section 1(b) above at the time of Termination, then the Investor Stock will not be subject to repurchase pursuant to this Section 3(a)(i); provided,
                                                                    --------
further, that if the Investor Stock is subject to repurchase pursuant to this
-------
Section 3(a)(i) and the Repurchase Option has been consummated pursuant to this
Section 3, then Executive's commitment to purchase additional shares of Investor Stock pursuant to Section 1(b) above shall terminate upon the consummation of the Repurchase Option (as defined below).

               (a)(ii) In the event Executive fails to purchase any shares of the Investor Stock which he is required to purchase pursuant to this Agreement (a "Triggering Event"), the Executive Stock and the Investor Stock (in each case, whether held by Executive or one or more of Executive's transferees, other than the Company or the Purchasers) will be subject to repurchase, in each case by the Company and the Purchasers pursuant to the terms and conditions set forth in this Section 3. The repurchase options set forth in Sections 3(a)(i) and 3(a)(ii) shall be referred to herein as the "Repurchase Option".

               (b) In the event of Termination, (i) the purchase price for each Unvested Share of Executive Stock will be Executive's Original Cost for such share, (ii) the purchase price for each Vested Share of Executive Stock and each share of Investor Common Stock will be the Fair Market Value for such share and (iii) the purchase price for each share of Class A Preferred will be the Liquidation Value (as defined in the Company's Restated Certificate of Incorporation) of such share, plus all accrued and unpaid dividends thereon; provided, however, that if Executive's employment is terminated with Cause, the
--------  -------
price for each Vested Share of Executive Stock will be Executive's
Original Cost for such share. Upon a Triggering Event (even if there is also a Termination), (i) the purchase price for each share of Executive Stock (whether a Vested Share or an Unvested Share) and each share of Investor Common Stock will be Executive's Original Cost for such share and (ii) the purchase price for each share of

Class A Preferred will be the Liquidation Value of such share, plus all accrued and unpaid dividends thereon.

               (c) The Board may elect to purchase all or any portion of any class of the Executive Stock or the Investor Stock by delivering written notice (the "Repurchase Notice") to the holder or holders of such Stock within one year after the Termination or Triggering Event. The Repurchase Notice will set forth the number of shares of Stock (including the number of Unvested Shares and Vested Shares, if any) of each class to be acquired from each holder, the aggregate consideration to be paid for such shares and the time and place for the closing of the transaction. The number of shares to be repurchased by the Company shall first be satisfied to the extent possible from the shares of Stock held by Executive at the time of delivery of the Repurchase Notice. If the number of shares of Stock then held by Executive is less than the total number of shares of Stock which the Company has elected to purchase, the Company shall purchase the remaining shares elected to be purchased from the other holder(s) of Stock under this Agreement, pro rata according to the number of shares of Stock held by such other holder(s) at the time of delivery of such Repurchase Notice (determined as nearly as practicable to the nearest share). The number of shares of each class of Stock to be repurchased hereunder will be allocated among Executive and the other holders of Stock (if any) pro rata according to the number of shares of Stock to be purchased from such person.

               (d) If for any reason the Company does not elect to purchase all of the Stock pursuant to the Repurchase Option, the Purchasers shall be entitled to exercise the Repurchase Option for the shares of Stock the Company has not elected to purchase (the "Available Shares"). As soon as practicable after the Company has determined that there will be Available Shares, but in any event within ten months after the Termination or Triggering Event, the Company shall give written notice (the "Option Notice") to the Purchasers setting forth the number of Available Shares and the purchase price for the Available Shares. The Purchasers may elect to purchase any or all of the Available Shares by giving written notice to the Company within one month after the Option Notice has been given by the Company. As soon as practicable, and in any event within ten days, after the expiration of the one-month period set forth above, the Company shall notify each holder of Stock as to the number of shares being purchased from such holder by the Purchasers (the "Supplemental Repurchase Notice"). If the Purchasers elect to purchase an aggregate number of shares greater than the Available Shares, the Available Shares will be allocated among the Purchasers based upon the number of shares of Common Stock held by such Purchaser on a fully-diluted basis. At the time the Company delivers the Supplemental Repurchase Notice to the holder(s) of such Stock, the Company shall also deliver written notice to each Purchaser setting forth the number of shares such Purchaser is entitled to purchase, the aggregate purchase price and the time and place of the closing of the transaction. The number of shares of each class of Stock to be repurchased hereunder shall be allocated among the Company and each Purchaser pro rata according to the number of shares of Stock to be purchased by each of them.

               (e) The closing of the purchase of the Stock pursuant to the Repurchase Option shall take place on the date designated by the Company in the Repurchase Notice or

Supplemental Repurchase Notice, which date shall not be more than one month nor less than five days after the delivery of the later of either such notice to be delivered. The Company and/or the Purchasers will pay for the Stock to be purchased pursuant to the Repurchase Option by delivery of a check or wire transfer of funds in the aggregate amount of the purchase price for such shares. In addition, the Company may pay the purchase price for such shares by offsetting amounts outstanding under any bona fide debts owed by Executive to the Company. The Company and the Purchasers will be entitled to receive customary representations and warranties from the sellers regarding such sale and to require all sellers signatures be guaranteed.

               (f) Notwithstanding anything to the contrary contained in this Agreement, all repurchases of Stock by the Company shall be subject to applicable restrictions contained in the Delaware General Corporation Law and in the Company's and its Subsidiaries' debt and equity financing agreements. If any such restrictions prohibit the repurchase of Stock hereunder which the Company is otherwise entitled or required to make, the Company may make such repurchases as soon as it is permitted to do so under such restrictions.

               (g) Upon the occurrence of a Qualified Public Offering, the Repurchase Option shall terminate with respect to Vested Shares of Executive Stock and all shares of Investor Stock.

               4.    Restrictions on Transfer of Stock.
                     ---------------------------------

               (a) Retention of Executive Stock. Until the fifth anniversary of the date of this Agreement, Executive shall not sell, transfer, assign, pledge or otherwise dispose of any interest in any shares of Executive Stock, except for Exempt Transfers (as defined in Section 4(b) below) other than sales to the public pursuant to Rule 144 promulgated under the Securities Act or any similar rule then in force.

               (b)   Transfer of Stock. Subject to Section 4(a) above, Executive
                     -----------------
shall not Transfer any interest in any shares of Stock, except pursuant to (i) the provisions of Section 3 hereof, a Public Sale or a Sale of the Company ("Exempt Transfers") or (ii) the provisions of this Section 4; provided that in no event shall any Transfer of Stock pursuant to this Section 4 be made for any consideration other than cash payable upon consummation of such Transfer or in installments over time. Prior to making any Transfer other than an Exempt Transfer, Executive will give written notice (the "Sale Notice") to the Company and the Purchasers. The Sale Notice will disclose in reasonable detail the identity of the prospective transferee(s), the number of shares to be transferred and the terms and conditions of the proposed transfer. Executive will not consummate any Transfer until 110 days after the Sale Notice has been given to the Company and to the Purchasers, unless the parties to the Transfer have been finally determined pursuant to this Section 4 prior to the expiration of such 110-day period. (The date of the first to occur of such events is referred to herein as the "Authorization Date").

               (c)   First Refusal Rights. The Company may elect to purchase all
                     --------------------
(but not less than all) of the shares of Stock to be transferred upon the same terms and conditions as those set forth in the Sale Notice by delivering a written notice of such election to Executive and the

Purchasers within 60 days after the Sale Notice has been given to the Company. If the Company has not elected to purchase all of the Stock to be transferred, the Purchasers may elect to purchase all (but not less than all) of the Stock to be transferred upon the same terms and conditions as those set forth in the Sale Notice by giving written notice of such election to Executive within 90 days after the Sale Notice has been given to the Purchasers. If the Purchasers elect to purchase an aggregate number of shares greater than the Stock to be transferred, such Stock will be allocated among the Purchasers based upon the number of shares of Stock held by such Purchaser on a fully-diluted basis. If neither the Company nor the Purchasers elect to purchase all of the shares of Stock specified in the Sale Notice, Executive may transfer the shares of Stock specified in the Sale Notice, subject to the provisions of Section 4(d) below, at a price and on terms no more favorable to the transferee(s) thereof than specified in the Sale Notice during the 60-day period immediately following the Authorization Date. Any shares of Stock not transferred within such 60-day period will be subject to the provisions of this Section 4(c) upon subsequent transfer. The Company may pay the purchase price for such shares by offsetting amounts outstanding under any bona fide debts owed by Executive to the Company.

               (d)   Purchaser Participation Rights.
                     ------------------------------

                     (i) If neither the Company nor the Purchasers has elected to purchase all of the Stock specified in the Sale Notice pursuant to
     Section 4(c) above, the Purchasers may elect to participate in the contemplated Transfer by delivering written notice to Executive and the Company within 100 days after receipt by the Purchasers of the Sale Notice. If the Purchasers have elected to participate in such sale, Executive and the Purchasers will be entitled to sell in the contemplated sale, at the same price and on the same terms, a number of shares of the Company's Common Stock equal to the product of (i) the quotient determined by dividing the percentage of the Company's Common Stock (on a fully-diluted basis) held by such person, by the aggregate percentage of the Company's Common Stock (on a fully-diluted basis) owned by Executive (including both Vested and Unvested Shares) and each Purchaser participating in such sale and (ii) the number of shares of Common Stock to be sold in the contemplated sale. Any purchaser in a sale subject to this Section 4(d) will be required to purchase from the Purchasers, at each Purchaser's election, a portion of the Class A Preferred held by such Purchasers equal to the greater of the percentage of (x) such Purchaser's Common Stock being sold in such transaction and (y) the Executive's Class A Preferred, as the case may be, being sold in such transaction.

     For example, if:
                  --

                         (1) the Sale Notice contemplated a sale of 100 shares of Common Stock;

                         (2) Executive was at such time the owner of 120 shares of Common Stock (which was equal to 30% of the Common Stock on a fully-diluted basis); and

                   (3) each Purchaser elected to participate and each Purchaser owned 40 shares of Common Stock (which was equal to 10% of Common Stock on a fully-diluted basis) and 120 shares of Class A Preferred;

              then
              ----

                   (A) Executive would be entitled to sell 60 shares of Common Stock (30% / 50% x 100 shares); and

                   (B) each Purchaser would be entitled to sell 20 shares of Common Stock (10% / 50% x 100 shares) and 60 shares of Class A Preferred (the same percentage of the Purchaser's Class A Preferred as the percentage of the Purchaser's Common Stock being sold, i.e., 50%).

              Executive will use his best efforts to obtain the agreement of the prospective transferee(s) to the participation of the Purchasers in the contemplated Transfer and will not transfer any Stock to the prospective transferee(s) if such transferee(s) refuses to allow the participation of the Purchasers.

                        (ii) Each holder transferring any class of Stock pursuant to this Section 4(d) shall pay its pro rata share (based on the number of such shares to be sold) of the expenses incurred by the holders in connection with such Transfer and shall be obligated to join on a pro rata basis (based on the number of such shares to be sold) in any indemnification or other obligations that the Executive agrees to provide in connection with such Transfer (other than any such obligations that relate specifically to a particular holder such as indemnification with respect to representations and warranties given by a holder regarding such holder's title to and ownership of such shares; provided that no holder shall be obligated in connection with such Transfer to agree to indemnify or hold harmless the transferees with respect to an amount in excess of the net cash proceeds paid to such holder in connection with such Transfer).

       (e)    Certain Permitted Transfers. The restrictions contained in this
              ---------------------------
Section 4 will not apply with respect to (i) Transfers of shares of Stock pursuant to applicable laws of descent and distribution or (ii) Transfers of shares of Stock among Executive's Family Group; provided that such restrictions will continue to be applicable to the Stock after any such Transfer and the transferees of such Stock have agreed in writing to be bound by the provisions of this Agreement.

               (f)  Termination of Restrictions.  The restrictions on the
                    ---------------------------
Transfer of shares of Stock set forth in this Section 4 will continue with respect to each share of Stock until the date on which such Stock has been transferred in a transaction permitted by this Section 4 (except in a transaction contemplated by Section 4(e)); provided that in any event such restrictions will terminate on the first to occur of a Sale of the Company or a Public Offering.

               5.   Additional Restrictions on Transfer of Stock.
                    --------------------------------------------

               (a)  Legend.  The certificates representing the Stock will bear
                    ------
the following legend:

               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED AS OF JUNE 2, 1997, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN AN OTHER SENIOR MANAGEMENT AGREEMENT BETWEEN THE COMPANY AND AN EXECUTIVE OF THE COMPANY DATED AS OF JUNE 2, 1997, AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

               (b)  Opinion of Counsel.  No holder of Stock may sell, transfer
                    ------------------
or dispose of any Stock (except pursuant to an effective registration statement under the Securities Act) without first delivering to the Company an opinion of counsel (reasonably acceptable in form and substance to the Company) that neither registration nor qualification under the Securities Act and applicable state securities laws is required in connection with such transfer.

               6.   Limited Preemptive Rights.
                    -------------------------

               (a) Except for the issuance of Common Stock (i) to the Other Executives pursuant to the Other Senior Management Agreements, (ii) to the Partnerships (as defined in the Senior Management Agreement), Rocco Ortenzio and Robert Ortenzio pursuant to the Senior Management Agreement, (iii) to the Purchasers pursuant to the Purchase Agreement, (iv) in connection with acquisitions as contemplated by Section 1B(c) of the Purchase Agreement, (v) to certain investors designated by the Board or (vi) pursuant to a public offering registered under the Securities Act, if the Company at any time after the date hereof authorizes the issuance or sale of any shares of Common Stock or any securities containing options or rights to acquire any shares of Common Stock (other than as a dividend on the outstanding Common Stock), the Company shall first offer to sell to each holder of Stock a portion of such stock or securities equal to the quotient determined by dividing (1) the number of shares of Common Stock held by such holder by (2) the total number of shares of Common Stock outstanding on a fully-diluted basis immediately prior to such issuance. Each holder of Stock (accepting such offer) shall also purchase the same percentage of any other class of Company securities (whether debt or equity) being sold with the Common Stock. Each holder of Stock shall be entitled to purchase all or any portion of such stock or securities at the most favorable price and on the most favorable terms as such stock or securities are to be offered to any other Persons.

               (b) In order to exercise its purchase rights hereunder, a holder of Stock must within 15 days after receipt of written notice from the Company describing in reasonable detail the stock or securities being offered, the purchase price thereof, the payment terms and such holder's percentage allotment, deliver a written notice to the Company describing its election hereunder. If all of the stock and securities offered to the holders of Stock is not fully subscribed by such holders, the remaining stock and securities shall be reoffered by the Company to the holders purchasing their full allotment upon the terms set forth in this paragraph, except that such holders must exercise their purchase rights within five days after receipt of such reoffer.

               (c) Upon the expiration of the offering periods described above, the Company shall be entitled to sell such stock or securities which the holders of Stock have not elected to purchase during the 90 days following such expiration on terms and conditions no more favorable to the purchasers thereof than those offered to such holders. Any stock or securities offered or sold by the Company after such 90-day period must be reoffered to the holders of Stock pursuant to the terms of this Section 6.

               (d) Nothing contained in this Section 6 shall be deemed to amend, modify or limit in any way the restrictions on the issuance of shares of Common Stock set forth in the Purchase Agreement, in the Stockholders Agreement or in any other agreement to which the Company is bound.

               7.   Holdback Agreements.  Each holder of Stock shall not effect
                    -------------------
any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period beginning on the effective date of any underwritten Demand Registration (as defined in the Registration Agreement) or any underwritten Piggyback Registration (as defined in the Registration Agreement) in which any shares of Stock are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

                       PROVISIONS RELATING TO EMPLOYMENT

               8.   Employment.  The Company agrees to employ Executive and
                    ----------
Executive accepts such employment for the period beginning as of June 2, 1997 and ending upon termination pursuant to Section 8(c) hereof (the "Employment Period").

               (a)       Position and Duties.  During the Employment Period,
                         -------------------
Executive shall serve as the Vice President of Human Resources of the Company and shall have the normal duties, responsibilities and authority of the Vice President of Human Resources subject to the power of the Board and the Chairman and Chief Executive Officer to expand or limit such duties, responsibilities and authority. Executive shall report to the Chairman and Chief Executive Officer, President and Chief Operating Officer or such other officer of the Company as the Chairman and Chief Executive Officer may designate, and Executive shall devote his best efforts and his full business time and attention (except for permitted vacation periods and reasonable periods of illness or other incapacity) to the business and affairs of the Company and its Subsidiaries. Executive shall perform his duties and responsibilities to the best of his abilities in a diligent, trustworthy, businesslike and efficient manner.

               (b)  Salary, Bonus and Benefits. During the Employment Period,
                    --------------------------
the Company will pay Executive a base salary (the "Annual Base Salary") as set forth in Schedule A attached hereto, which salary shall be payable in regular
         ----------
installments in accordance with the Company's general payroll practices and shall be subject to customary withholding; provided however, that the Board
                                           -------- -------
from time to time may, in its sole discretion, increase the Annual Base Salary. The Board may, in its sole discretion, award a bonus to Executive in an amount not to exceed 40% of Executive's Annual Base Salary for such year, as determined by the Board based upon the Company's achievement of budgetary and other objectives set by the Board. Executive's Annual Base Salary for any partial year will be prorated based upon the number of days elapsed in such year. In addition, during the Employment Period, Executive will be entitled to 4 weeks paid vacation each year (with the accrual of unused vacation days being in accordance with the Company's applicable policies) and will be entitled to participate in all of the Company's employee benefit programs for which senior executive employees of the Company and its Subsidiaries are generally eligible. The Company shall reimburse Executive for all reasonable business expenses incurred by him in the course of performing his duties under this Agreement which are consistent with the Company's policies in effect from time to time with respect to travel and other expenses (i.e., professional dues and publications), subject to the Company's requirements with respect to reporting and documentation of such expenses.

               (c)  Termination.
                    -----------

                    (i) The Employment Period will continue until Executive's resignation, disability (as determined by the Board in its good faith judgment) or death or until the Board determines in its good faith judgment that termination of Executive's employment is in the best interests of the Company.

                    (ii) Upon a termination of the Employment Period for any reason, Executive shall not be entitled to receive his Annual Base Salary or any fringe benefits or bonuses for periods after the termination of the Employment Period, unless the Board, in its sole discretion, provides otherwise.

               9.   Confidential Information. Executive acknowledges that the
                    ------------------------
information, observations and data obtained by him during the course of his performance under this Agreement concerning the business and affairs of the Company and its affiliates are the property of the Company. Therefore, Executive agrees that he will not disclose to any unauthorized person or use for his own account any of such information, observations or data without the Board's written consent, unless and to the extent that the aforementioned matters become generally known to and available for use by the public other than as a result of Executive's acts or omissions to act. Executive agrees to deliver to the Company at the termination of his employment, or at any other time the Company may request in writing, all memoranda, notes, plans, records, reports and other documents (and copies thereof) relating to the business of the Company and its affiliates (including, without limitation, all acquisition prospects, lists and contact information) which he may then possess or have under his control.

               10.  Noncompetition and Nonsolicitation.
                    ----------------------------------

               (a)  Noncompetition. Executive acknowledges that in the course
                    --------------
of his employment with the Company he will become familiar with the Company's trade secrets and with other confidential information concerning the Company and that his services will be of special, unique and extraordinary value to the Company. Therefore, Executive agrees that, during the Employment Period and for two years thereafter, he shall not directly or indirectly own, manage, control, participate in, consult with, render services for, or in any manner engage in any business competing with the businesses of the Company or its Subsidiaries or any businesses in which the Company or any of its Subsidiaries has entertained discussions or has requested and received information relating to the acquisition of such business by the Company or its Subsidiaries prior to the termination of the Executive's employment with the Company in the United States.

               (b)  Nonsolicitation. During the two years following the date of
                    ---------------
termination of Executive's employment, Executive shall not directly or indirectly through another entity (i) induce or attempt to induce any employee of the Company or any Subsidiary to leave the employ of the Company or such Subsidiary, or in any way interfere with the relationship between the Company or any Subsidiary and any employee thereof, (ii) hire any person who was an employee of the Company or any Subsidiary on the date of termination of Executive's employment, or (iii) induce or attempt to induce any customer, supplier, licensee or other business relation of the Company or any Subsidiary to cease doing business with the Company or such Subsidiary, or in any way interfere with the relationship between any such customer, supplier, licensee or business relation and the Company or any Subsidiary.

               (c)  Enforcement. If, at the time of enforcement of Section 9 or
                    -----------
10 of this Agreement, a court holds that the restrictions stated herein are unreasonable under circumstances then existing, the parties hereto agree that the maximum duration, scope or geographical area reasonable under such circumstances shall be substituted for the stated period, scope or area and that the court shall be allowed to revise the restrictions contained herein to cover the maximum duration, scope and area permitted by law. Because Executive's services are unique and because Executive has access to confidential information, the parties hereto agree that money damages would be an inadequate remedy for any breach of this Agreement. Therefore, in the event a breach or threatened breach of this Agreement, the Company or its successors or assigns may, in addition to other rights and remedies existing in their favor, apply to any court of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce, or prevent any violations of, the provisions hereof (without posting a bond or other security).

               (d)  Submission to Jurisdiction. Each of the parties (i) submits
                    --------------------------
to the jurisdiction of any state or federal court sitting in Chicago, Illinois in any action or proceeding arising out of or relating to this Agreement (including this Section 10), (ii) agrees that all claims in respect of such action or proceeding may be heard or determined in any such court and (iii) agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each of the parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto. Each party agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law.

                              GENERAL PROVISIONS

               11.  Definitions.
                    -----------

               "Affiliate" of each Purchaser means any direct or indirect
                ---------
general or limited partner of such Purchaser, or any employee or owner thereof, or any other person, entity or investment fund controlling, controlled by or under common control with such Purchaser, and will include, without limitation, Golder, Thoma, Cressey, Rauner, Inc. and its owners and employees, in the case of GTCR, and WCA Management Corporation and its owners and employees, in the case of WCAS.

               "Board" means the Company's Board of Directors.
                -----

               "Cause" means (i) the commission of a felony or a crime involving
                -----
moral turpitude or the commission of any other act or omission involving dishonesty, disloyalty or fraud with respect to the Company or any of its Subsidiaries or any of their customers or suppliers, (ii) conduct tending to bring the Company or any of its Subsidiaries into substantial public disgrace or disrepute, (iii) substantial and repeated failure to perform duties as reasonably directed by the Board, (iv) gross negligence or willful misconduct with respect to the Company or any of its Subsidiaries or (v) any other material breach of this Agreement.

               "Class A Preferred" means the Company's Class A Preferred Stock,
                -----------------
par value $.01 per share.

               "Common Stock" means the Company's Common Stock, par value $.01
                ------------
per share.

               "Executive's Family Group" means Executive's spouse and
                ------------------------
descendants (whether natural or adopted) and any trust solely for the benefit of Executive and/or Executive's spouse and/or descendants.

               "Executive Stock" will continue to be Executive Stock in the
                ---------------
hands of any holder other than Executive (except for the Company and the Purchasers and except for transferees in a Public Sale), and except as otherwise provided herein, each such other holder of Executive Stock will succeed to all rights and obligations attributable to Executive as a holder of Executive Stock hereunder. Executive Stock will also include shares of the Company's capital stock issued with respect to Executive Stock by way of a stock split, stock dividend or other recapitalization. Notwithstanding the foregoing, all Unvested Shares shall remain Executive Stock after any Transfer thereof.

               "Fair Market Value" of each share of Common Stock means the
                -----------------
average of the closing prices of the sales of the class of Common Stock on all securities exchanges on which such Common Stock may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such Common Stock is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such Common Stock is not quoted in the NASDAQ System, of the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization, in each such case averaged over a period of 2l days consisting of the day as of which the Fair Market Value is being determined and the 20 consecutive business days prior to such day. If at any time such Common Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the Fair Market Value will be the fair value of such Common Stock determined in good faith by the Board.

               "Investor Common Stock" means all shares of Investor Common Stock
                ---------------------
acquired or to be acquired pursuant to this Agreement by the Executive. Investor Common Stock will continue to be Investor Common Stock in the hands of any holder other than the Executive (except for the Company and the Purchasers and except for transferees in a Public Sale), and except as otherwise provided herein, each such other holder of Investor Common Stock will succeed to all rights and obligations attributable to the Executive as a holder of Investor Common Stock hereunder. Investor Common Stock will also include shares of the Company's capital stock issued with respect to Investor Common Stock by way of a stock split, stock dividend or other recapitalization.

               "Investor Stock" means all shares of Class A Preferred and
                --------------
Investor Common Stock acquired or to be acquired pursuant to this Agreement by the Executive. Investor Stock will continue to be Investor Stock in the hands of any holder other than the Executive (except for the Company and the Purchasers and except for transferees in a Public Sale), and except as otherwise provided herein, each such other holder of Investor Stock will succeed to all rights and obligations attributable to the Executive as a holder of Investor Stock hereunder. Investor Stock will also include shares of the Company's capital stock issued with respect to Investor Stock by way of a stock split, stock dividend or other recapitalization.

               "Original Cost" means with respect to each share of Common Stock
                -------------
purchased hereunder, $0.25 (as proportionately adjusted for all subsequent stock splits, stock dividends and other recapitalization).

               "Other Executives" means those certain members of the Company's
                ----------------
senior management who enter or have entered into an Other Senior Management Agreement.

               "Other Senior Management Agreements" means the Other Senior
                ----------------------------------
Management Agreements entered into by the Company which provides for, among other things, the sale of stock to the Other Executives, as such agreements are amended and supplemented from time to time.

               "Person" means an individual, a partnership, a limited liability
                ------
company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

               "Public Offering" means the sale in an underwritten public
                ---------------
offering registered under the Securities Act of shares of the Company's Common Stock approved by the Board.

               "Public Sale" means any sale pursuant to a registered public
                -----------
offering under the Securities Act or any sale to the public pursuant to Rule 144 promulgated under the Securities Act effected through a broker, dealer or market maker.

               "Qualified Public Offering" means a Public Offering having an
                -------------------------
aggregate offering price of at least $20,000,000.

               "Registration Agreement" means that certain Registration
                ----------------------
Agreement dated as of February 5, 1997 among the Company, the Purchasers and certain other parties, as such agreement is amended and supplemented from time to time.

               "Sale of the Company" means any transaction or series of
                -------------------
transactions pursuant to which any person(s) or entity(ies) (including any Affiliates of the Purchasers) other than the Purchasers in the aggregate acquire(s) (i) capital stock of the Company possessing the voting power (other than voting rights accruing only in the event of a default, breach or event of noncompliance) to elect a majority of the Company's board of directors (whether by merger, consolidation, reorganization, combination, sale or transfer of the Company's capital stock, shareholder or voting agreement, proxy, power of attorney or otherwise) or (ii) all or substantially all of the Company's assets determined on a consolidated basis; provided that the term "Sale of the Company" shall not include any sale of equity securities by the Company in a private or public offering to other investors selected by the Purchasers.

               "Securities Act" means the Securities Act of 1933, as amended
                --------------
from time to time.

               "Senior Management Agreement" means the Amended and Restated
                ---------------------------
Senior Management Agreement dated as of May 7, 1997 among the Company, John Ortenzio, Martin Ortenzio, Select Investments II, Select Partners, L.P. and each of Rocco A. Ortenzio and Robert A. Ortenzio, as such agreements are amended and supplemented from time to time.

               "Stock" means collectively, the Executive Stock and the Investor
                -----
Stock.

               "Stockholders Agreement" means that certain Stockholders
                ----------------------
Agreement dated as of February 5, 1997 among the Company, the Purchasers and certain other parties, to which the Executive has become a party to as of the date hereof, as such agreement is amended and supplemented from time to time.

               "Subsidiary" means, with respect to any Person, any corporation,
                ----------
limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control any managing director or general partner of such limited liability company, partnership, association or other business entity.

               "Transfer" means to sell, transfer, assign, pledge or otherwise
                --------
dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law).

               12.  Notices. Any notice provided for in this Agreement must be
                    -------
in writing and must be either personally delivered, mailed by first class mail (postage prepaid and return receipt requested) or sent by reputable overnight courier service (charges prepaid) to the recipient at the address below indicated:

               If to the Company:
               -----------------

                    Select Medical Corporation
                    4718 Old Gettysburg Road
                    P.O. Box 2034

               Mechanicsburg, Pennsylvania 17055
               Attention: Chairman and Chief Executive Officer

          If to the Executive:
          -------------------

               c/o Select Medical Corporation
               (At the address as set forth above)

          If to the Purchasers:
          --------------------

               Golder, Thoma, Cressey Fund V, L.P.
               6100 Sears Tower
               Chicago, Illinois 60606-6402
               Attention: Bryan C. Cressey

          with a copy to:
          --------------

               Kirkland & Ellis
               200 East Randolph Drive
               Chicago, Illinois 60601
               Attention:  Kevin R. Evanich
                           Margaret A. Gibson
               Welsh, Carson, Anderson & Stowe VII, L.P.
               320 Park Avenue
               New York, New York 10022
               Attention: James B. Hoover

               with a copy to:
               --------------
               Reboul, MacMurray, Hewitt, Maynard & Kristol
               45 Rockefeller Plaza
               New York, New York 10111
               Attention: William J. Hewitt

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement will be deemed to have been given when so delivered or sent or, if mailed, five days after deposit in the U.S. mail.

          13.  General Provisions.
               ------------------

          (a)  Expenses. The Executive will bear his own costs and expenses
               --------
(including legal expenses) incurred in connection with the negotiation and execution of this Agreement and the consummation of the transactions contemplated by this Agreement.

          (b)  Transfers in Violation of Agreement. Any Transfer or attempted
               -----------------------------------
Transfer of any Stock in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Stock as the owner of such stock for any purpose.

          (c)  Severability. Whenever possible, each provision of this
               ------------
Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          (d)  Complete Agreement. This Agreement, those documents expressly
               ------------------
referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way (including any employment letters).

          (e)  Counterparts. This Agreement may be executed in separate
               ------------
counterparts (including by means of telecopied signature pages), each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

          (f)  Successors and Assigns. Except as otherwise provided herein,
               ----------------------
this Agreement shall bind and inure to the benefit of and be enforceable by Executive, the Company, the Purchasers and their respective successors and assigns (including subsequent holders of Stock); provided that the rights and obligations of Executive under this Agreement shall not be assignable except in connection with a permitted Transfer of Stock hereunder.

          (g)  Choice of Law. The corporate law of the State of Delaware will
               -------------
govern all questions concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement and the exhibits hereto will be governed by and construed in accordance with the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

          (h)  Remedies. Each of the parties to this Agreement (including the
               --------
Purchasers) will be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including attorneys' fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

          (i)  Amendment and Waiver. The provisions of this Agreement may be
               --------------------
amended and waived only with the prior written consent of the Company, Executive and each of the Purchasers.

          (j)  Business Days. If any time period for giving notice or taking
               -------------
action hereunder expires on a day which is a Saturday, Sunday or holiday in the state in which the Company's chief executive office is located, the time period shall be automatically extended to the business day immediately following such Saturday, Sunday or holiday.

          (k)  Termination. This Agreement (except for the provisions of
               -----------
Section 8) shall survive the termination of Executive's employment with the Company and shall remain in full force and effect after such termination.

                                   * * * * *

          IN WITNESS WHEREOF, the parties hereto have executed this Other Senior Management Agreement on the date first written above.


                              SELECT MEDICAL CORPORATION


                              By: /s/ Rocco A. Ortenzio
                                  ---------------------------

                              Its:
                                  ---------------------------

                              /s/ Frank Fritsch
                              -------------------------------
                              Frank Fritsch


Agreed and Accepted:

GOLDER, THOMA, CRESSEY, RAUNER FUND V, L.P.

By:   GTCR V, L.P.
Its:  General Partner

By:   Golder, Thoma, Cressey, Rauner, Inc.
Its:  General Partner

By: /s/ Bryan C. Cressey
   -------------------------------------------
Its:  Principal



WELSH, CARSON, ANDERSON & STOWE VII, L.P.

By: Illegible
   -------------------------------------------
Its:  General Partner


WELSH, CARSON, ANDERSON & STOWE
 HEALTHCARE PARTNERS, L.P.

By: /s/ Russell L. Carson
   -------------------------------------------
Its:  General Partner

                                                                      SCHEDULE A


Period                                  Annual Base Salary
------                                  ------------------

From June 1, 1997 to August 1, 1997          $104,000

Starting August 1, 1997                      $130,000

                                                                       EXHIBIT A
                                                             _____________, 1997



                      ELECTION TO INCLUDE STOCK IN GROSS
                    INCOME PURSUANT TO SECTION 83(b) OF THE
                             INTERNAL REVENUE CODE


          The undersigned purchased shares of Common Stock, par value $.01 per share (the "Shares"), of Select Medical Corporation (the "Company") on _________, 1997. Under certain circumstances, the Company has the right to repurchase certain of the Shares at cost from the undersigned (or from the holder of the Shares, if different from the undersigned) should the undersigned cease to be employed by the Company and its subsidiaries or upon certain other events. Hence, the Shares are subject to a substantial risk of forfeiture that may not be avoided by a transfer of the Shares to another person. The undersigned desires to make an election to have the Shares taxed under the provision of Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code") at the time he purchased the Shares.

          Therefore, pursuant to Code (S)83(b) and Treasury Regulation (S)1.83-2 promulgated thereunder, the undersigned hereby makes an election, with respect to the Shares (described below), to report as taxable income for calendar year 1997 the excess (if any) of the Shares' fair market value on __________, 1997 over the purchase price thereof.

          The following information is supplied in accordance with Treasury Regulation (S)1.83-2(e):

          1.   The name, address and social security number of the undersigned:

                    Frank Fritsch
                    c/o Select Medical Corporation
                    4718 Old Gettysburg Road
                    P.O. Box 2034
                    Mechanicsburg, PA 17055
                    Social Security Number: ###-##-####

          2. A description of the property with respect to which the election is being made: ______ shares of Common Stock, par value $.01 per share, and ____ shares of Class A Preferred Stock, par value $.01 per share, of the Company.

          3. The date on which the property was transferred: _________, 1997. The taxable year for which such election is made: calendar 1997.

          4. The restrictions to which the property is subject: If the undersigned does not purchase certain shares of the Company's capital stock, the Shares will be subject to repurchase by the Company at cost. If the undersigned ceases to be employed by the Company or any of its subsidiaries prior to June 2, 2002, the unvested portion of the Shares will be subject to repurchase by the Company at cost. Twenty percent of the Shares become vested shares on each of June 2. 1998, June 2, 1999, June 2, 2000, June 2, 2001 and June 2, 2002.

          5. The fair market value on ___________, 1997 of the property with respect to which the election is being made, determined without regard to any lapse restrictions: $____ per share of Common Stock and $____ per share of Class A Preferred Stock.

          6. The amount paid for such property: $0.25 per share of Common Stock and $1,000.00 per share of Class A Preferred Stock.

          A copy of this election has been furnished to the Secretary of the Company pursuant to Treasury Regulations (S)1.83-2(d).

Dated:                                  /s/ Frank Fritsch
      ----------------                  ---------------------------------------
                                        Frank Fritsch

                    ADDITIONAL STOCKHOLDER'S SIGNATURE PAGE
                           TO STOCKHOLDERS AGREEMENT
                           -------------------------

Pursuant to the Other Senior Management Agreement, dated as of June 2, 1997, by and between the undersigned and Select Medical Corporation, a Delaware corporation (the "Company"), the undersigned will purchase shares of the Company's Common Stock, par value $.01 per share, and shares of the Company's Class A Preferred Stock, par value $.01 per share.

Pursuant to Section 9 of the Stockholders Agreement, dated as of February 5, 1997, by and among the Company and certain other stockholders listed therein (the "Stockholders Agreement"), the Company has permitted the undersigned to become a party to the Stockholders Agreement and to succeed to all of the rights and obligations of a "Stockholder" under the Stockholders Agreement. The undersigned hereby agrees to be bound by all of the terms and conditions of the Stockholders Agreement.

All notices to the undersigned should be sent to the following address:


14 Southwatch Lane
--------------------------
Mechanicsburg, PA
--------------------------
17055
--------------------------


Date:   June 2, 1997
        ------------------              /s/ Frank Fritsch
                                        -----------------------------
                                        Frank Fritsch


Acknowledged and Agreed:

SELECT MEDICAL CORPORATION


By: /s/ Rocco A. Ortenzio
   -----------------------

Its:
    ----------------------